Exhibit 10.1

EXECUTION COPY

AMENDMENT No. 2 dated as of May 1, 2004 (this “Amendment”), to the Credit Agreement dated as of January 25, 2001, as amended by Amendment No. 1 and Agreement dated as of February 11, 2002 (the “Credit Agreement”), among COLLINS & AIKMAN FLOORCOVERINGS, INC., a Delaware corporation (the “Borrower”), TANDUS GROUP, INC., a Virginia corporation formerly named CAF Holdings, Inc. (“Holdings”), the Lenders (as defined therein) and CREDIT SUISSE FIRST BOSTON, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders.

A. Pursuant to the Credit Agreement, the Lenders have extended, and have agreed to extend, credit to the Borrower.

B. Holdings and the Borrower have requested that the Credit Agreement be amended as provided herein.

C. The Requisite Lenders (as defined below) are willing so to amend the Credit Agreement.

D. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments. (a) Section 1.01 of the Credit Agreement is hereby amended by inserting in the appropriate alphabetical order therein the following:

“Amendment No. 2” shall mean Amendment No. 2 dated as of May 1, 2004, to this Agreement.

(b) The definition of the term “Consolidated EBITDA” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting at the end thereof the following:

“In determining Consolidated EBITDA for any period, there shall be added to Consolidated Net Income for such period (to the extent deducted in determining such Consolidated Net Income) the amount of any fees, costs or other expenses incurred by the Borrower in connection with Amendment No. 2.”

(c) The table appearing in Section 6.11 (Interest Coverage Ratio) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Period	Ratio
From and including February 1, 2004 to and including July 31, 2004	1.75 to 1.00
From and including August 1, 2004 to and including October 30, 2004	1.85 to 1.00
From and including October 31, 2004 to and including January 29, 2005	2.00 to 1.00
Thereafter	2.25 to 1.00”

(d) Section 6.12 (Fixed Charge Coverage Ratio) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“SECTION 6.12. Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage Ratio for any period of four consecutive fiscal quarters, in each case taken as one accounting period, ending during any period set forth below to be less than the ratio set forth opposite such date or period below:

Period	Ratio
From and including February 1, 2004 to and including October 30, 2004	1.00 to 1.00
Thereafter	1.10 to 1.00”

SECTION 2. Amendment Fee. The Borrower agrees to pay to the Administrative Agent for the account of each Lender that executes and delivers a copy of this Amendment to the Administrative Agent (or its counsel) at or prior to 5:00 p.m., New York City time, on May 13, 2004 (the “Signing Date”), an amendment fee (the “Amendment Fee”) in an amount equal to 0.15% of the sum of such Lender’s Revolving Credit Commitment (whether used or unused) and the principal amount of such Lender’s outstanding Term Loans, in each case as of the Signing Date. The Amendment Fee shall be payable in immediately available funds on the Signing Date, if this Amendment shall have become effective on or prior to such date. Once paid, the Amendment Fee shall not be refundable.

SECTION 3. Effectiveness. This Amendment shall become effective as of May 1, 2004, on the date occurring on or prior to the Signing Date that the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of (a) the Borrower, (b) Holdings, (c) the Subsidiary Guarantors, (d) Revolving Lenders holding a majority of the Revolving Credit Commitments, whether used or unused and (e) the Required Lenders (the Lenders described in clauses (d) and (e) being referred to herein as the “Requisite Lenders”).

SECTION 4. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Collateral Agent or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 6. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 8. Expenses. The Borrower agrees to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

SECTION 9. Acknowledgment of Guarantors. Each of the Guarantors hereby acknowledges receipt and notice of, and consents to the terms of, this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

COLLINS & AIKMAN FLOORCOVERINGS, INC.,

by	/s/ Stephen M. Powell
	Name:	Stephen M. Powell
	Title:	Vice President of Finance

TANDUS GROUP, INC.,

by	/s/ Mac Bridger
	Name:	Mac Bridger
	Title:	Chief Executive Officer

EACH OF THE SUBSIDIARY GUARANTORS LISTED ON SCHEDULE I HERETO,

by	/s/ Mac Bridger
	Name:	Mac Bridger
	Title:	Authorized Signatory

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, individually and as Administrative Agent and Collateral Agent,

by	/s/ S. William Fox
	Name:	S. WILLIAM FOX
	Title:	DIRECTOR

by	/s/ David J. Dodd
	Name:	DAVID J. DODD
	Title:	ASSOCIATE

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF MAY 1, 2004, TO THE COLLINS & AIKMAN FLOORCOVERINGS, INC. CREDIT AGREEMENT DATED AS OF JANUARY 25, 2001, AS AMENDED

Name of Lender:	ANTARES CAPITAL CORPORATION

/s/ David Mahon
	Name:	David Mahon
	Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF MAY 1, 2004, TO THE COLLINS & AIKMAN FLOORCOVERINGS, INC. CREDIT AGREEMENT DATED AS OF JANUARY 25, 2001, AS AMENDED

Name of Lender:	ANTARES FUNDING, L.P.

By: JPMorgan Chase Bank, as trustee of the Antares Funding Trust created under the Trust Agreement dated as of November 30, 1999.

/s/ Leslie Hundley
	Name:	Leslie Hundley
	Title:	AVP

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF MAY 1, 2004, TO THE COLLINS & AIKMAN FLOORCOVERINGS, INC. CREDIT AGREEMENT DATED AS OF JANUARY 25, 2001, AS AMENDED

Name of Lender:	Bank of America, N.A.

/s/ Robert Klawinski
	Name:	Robert Klawinski
	Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF MAY 1, 2004, TO THE COLLINS & AIKMAN FLOORCOVERINGS, INC. CREDIT AGREEMENT DATED AS OF JANUARY 25, 2001, AS AMENDED

Name of Lender:	Bear Stearns Investment Products Inc.

/s/ Richard Bram Smith
	Name:	Richard Bram Smith
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF MAY 1, 2004, TO THE COLLINS & AIKMAN FLOORCOVERINGS, INC. CREDIT AGREEMENT DATED AS OF JANUARY 25, 2001, AS AMENDED

Name of Lender:	Black Diamond CLO 1998-1, Ltd.

/s/ Alan Corkish
	Name:	Alan Corkish
	Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF MAY 1, 2004, TO THE COLLINS & AIKMAN FLOORCOVERINGS, INC. CREDIT AGREEMENT DATED AS OF JANUARY 25, 2001, AS AMENDED

Name of Lender:	Black Diamond CLO 2000-1, Ltd.

/s/ Alan Corkish
	Name:	Alan Corkish
	Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF MAY 1, 2004, TO THE COLLINS & AIKMAN FLOORCOVERINGS, INC. CREDIT AGREEMENT DATED AS OF JANUARY 25, 2001, AS AMENDED

Name of Lender:	Black Diamond International Funding, Ltd.

/s/ Alan Corkish
	Name:	Alan Corkish
	Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF MAY 1, 2004, TO THE COLLINS & AIKMAN FLOORCOVERINGS, INC. CREDIT AGREEMENT DATED AS OF JANUARY 25, 2001, AS AMENDED

Name of Lender:	BNP Paribas

/s/ Susan Bowes
	Name:	Susan Bowes
	Title:	Director

/s/ Eric Toizer
	Name:	Eric Toizer
	Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF MAY 1, 2004, TO THE COLLINS & AIKMAN FLOORCOVERINGS, INC. CREDIT AGREEMENT DATED AS OF JANUARY 25, 2001, AS AMENDED

Name of Lender:	Centurion CDO II, Ltd. By: American Express Asset Management Group, Inc. as Collateral Manager

/s/ Leanne Stavrakis
	Name:	Leanne Stavrakis
	Title:	Director - Operations

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF MAY 1, 2004, TO THE COLLINS & AIKMAN FLOORCOVERINGS, INC. CREDIT AGREEMENT DATED AS OF JANUARY 25, 2001, AS AMENDED

Name of Lender:	Denali Capital LLC, managing member of DC Funding Partners, portfolio manager for DENALI CAPITAL CLO I, LTD., or an affiliate

/s/ Kelli C. Marti
	Name:	KELLI C. MARTI
	Title:	VICE PRESIDENT

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF MAY 1, 2004, TO THE COLLINS & AIKMAN FLOORCOVERINGS, INC. CREDIT AGREEMENT DATED AS OF JANUARY 25, 2001, AS AMENDED

Name of Lender:	Galaxy CLO 1999-1, Ltd. by: AIG Global Investment Corp. as Collateral Manager

/s/ Steven S. Oh
	Name:	Steven S. Oh
	Title:	Managing Director

SunAmerica Life Insurance Company by: AIG Global Investment Corp. as Investment Advisor

/s/ Steven S. Oh
Steven S. Oh
Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF MAY 1, 2004, TO THE COLLINS & AIKMAN FLOORCOVERINGS, INC. CREDIT AGREEMENT DATED AS OF JANUARY 25, 2001, AS AMENDED

Name of Lender:	General Electric Capital Corp.

/s/ Mei Nishiwaki
	Name:	Mei Nishiwaki
	Title:	Duly Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF MAY 1, 2004, TO THE COLLINS & AIKMAN FLOORCOVERINGS, INC. CREDIT AGREEMENT DATED AS OF JANUARY 25, 2001, AS AMENDED

Name of Lender:	GMAC Commercial Finance LLC

/s/ David Grabosky
	Name:	David Grabosky
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF MAY 1, 2004, TO THE COLLINS & AIKMAN FLOORCOVERINGS, INC. CREDIT AGREEMENT DATED AS OF JANUARY 25, 2001, AS AMENDED

Name of Lender:	HARBOUR TOWN FUNDING LLC

/s/ Diana M. Himes
	Name:	DIANA M. HIMES
	Title:	ASSISTANT VICE PRESIDENT

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF MAY 1, 2004, TO THE COLLINS & AIKMAN FLOORCOVERINGS, INC. CREDIT AGREEMENT DATED AS OF JANUARY 25, 2001, AS AMENDED

Name of Lender:	Heller Financial, Inc.

/s/ Mei Nishiwaki
	Name:	Mei Nishiwaki
	Title:	Duly Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF MAY 1, 2004, TO THE COLLINS & AIKMAN FLOORCOVERINGS, INC. CREDIT AGREEMENT DATED AS OF JANUARY 25, 2001, AS AMENDED

Name of Lender:	KZH CYPRESSTREE-1 LLC

/s/ Dorian Herrera
	Name:	DORIAN HERRERA
	Title:	AUTHORIZED AGENT

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF MAY 1, 2004, TO THE COLLINS & AIKMAN FLOORCOVERINGS, INC. CREDIT AGREEMENT DATED AS OF JANUARY 25, 2001, AS AMENDED

Name of Lender:	KZH SOLEIL LLC

/s/ Dorian Herrera
	Name:	DORIAN HERRERA
	Title:	AUTHORIZED AGENT

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF MAY 1, 2004, TO THE COLLINS & AIKMAN FLOORCOVERINGS, INC. CREDIT AGREEMENT DATED AS OF JANUARY 25, 2001, AS AMENDED

Name of Lender:	KZH SOLEIL-2 L\LC

/s/ Dorian Herrera
	Name:	DORIAN HERRERA
	Title:	AUTHORIZED AGENT

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF MAY 1, 2004, TO THE COLLINS & AIKMAN FLOORCOVERINGS, INC. CREDIT AGREEMENT DATED AS OF JANUARY 25, 2001, AS AMENDED

Name of Lender:	KZH STERLING LLC

/s/ Dorian Herrera
	Name:	DORIAN HERRERA
	Title:	AUTHORIZED AGENT

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF MAY 1, 2004, TO THE COLLINS & AIKMAN FLOORCOVERINGS, INC. CREDIT AGREEMENT DATED AS OF JANUARY 25, 2001, AS AMENDED

Name of Lender:	NATIONAL CITY BANK

/s/ Tony Daher
	Name:	TONY DAHER
	Title:	Assist. Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF MAY 1, 2004, TO THE COLLINS & AIKMAN FLOORCOVERINGS, INC. CREDIT AGREEMENT DATED AS OF JANUARY 25, 2001, AS AMENDED

Name of Lender:	NOVA CDO 2001, LTD.

/s/ David Mahon
	Name:	David Mahon
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF MAY 1, 2004, TO THE COLLINS & AIKMAN FLOORCOVERINGS, INC. CREDIT AGREEMENT DATED AS OF JANUARY 25, 2001, AS AMENDED

Name of Lender:	Sankaty Advisors, LLC as Collateral Manager for Great Point CLO 1999-1 LTD., as Term Lender

/s/ Diane J. Exter
	Name:	DIANE J. EXTER
	Title:	MANAGING DIRECTOR PORTFOLIO MANAGER

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF MAY 1, 2004, TO THE COLLINS & AIKMAN FLOORCOVERINGS, INC. CREDIT AGREEMENT DATED AS OF JANUARY 25, 2001, AS AMENDED

Name of Lender:	Sankaty Advisors, LLC as Collateral Manager for Race Point II CLO, Limited, as Term Lender

/s/ Diane J. Exter
	Name:	DIANE J. EXTER
	Title:	MANAGING DIRECTOR PORTFOLIO MANAGER

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF MAY 1, 2004, TO THE COLLINS & AIKMAN FLOORCOVERINGS, INC. CREDIT AGREEMENT DATED AS OF JANUARY 25, 2001, AS AMENDED

Name of Lender:	Sankaty Advisors, LLC as Collateral Manager for Race Point CLO, Limited, as Term Lender

/s/ Diane J. Exter
	Name:	DIANE J. EXTER
	Title:	MANAGING DIRECTOR PORTFOLIO MANAGER

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF MAY 1, 2004, TO THE COLLINS & AIKMAN FLOORCOVERINGS, INC. CREDIT AGREEMENT DATED AS OF JANUARY 25, 2001, AS AMENDED

Name of Lender:	Sankaty Advisors, LLC as Collateral Manager for Castle Hill I - INGOTS, Ltd., as Term Lender

/s/ Diane J. Exter
	Name:	DIANE J. EXTER
	Title:	MANAGING DIRECTOR PORTFOLIO MANAGER

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF MAY 1, 2004, TO THE COLLINS & AIKMAN FLOORCOVERINGS, INC. CREDIT AGREEMENT DATED AS OF JANUARY 25, 2001, AS AMENDED

Name of Lender:	Sankaty Advisors, LLC as Collateral Manager for Castle Hill III CLO, Limited, as Term Lender

/s/ Diane J. Exter
	Name:	DIANE J. EXTER
	Title:	MANAGING DIRECTOR PORTFOLIO MANAGER

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF MAY 1, 2004, TO THE COLLINS & AIKMAN FLOORCOVERINGS, INC. CREDIT AGREEMENT DATED AS OF JANUARY 25, 2001, AS AMENDED

Name of Lender:	Sankaty Advisors, LLC as Collateral Manager for Castle Hill II - INGOTS, Ltd., as Term Lender

/s/ DIANE J. EXTER
	Name:	DIANE J. EXTER
	Title:	MANAGING DIRECTOR PORTFOLIO MANAGER

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF MAY 1, 2004, TO THE COLLINS & AIKMAN FLOORCOVERINGS, INC. CREDIT AGREEMENT DATED AS OF JANUARY 25, 2001, AS AMENDED

Name of Lender:	SEABOARD CLO 2000 LTD. By: David L. Babson & Company Inc. as Collateral Manager

/s/ GLENN P. DUFFY
	Name:	GLENN P. DUFFY, CFA
	Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF MAY 1, 2004, TO THE COLLINS & AIKMAN FLOORCOVERINGS, INC. CREDIT AGREEMENT DATED AS OF JANUARY 25, 2001, AS AMENDED

Name of Lender:	Sequils-Centurion V, Ltd. By: American Express Asset Management Group, Inc. as Collateral Manager

/s/ Leanne Stavrakis
	Name:	Leanne Stavrakis
	Title:	Director - Operations

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF MAY 1, 2004, TO THE COLLINS & AIKMAN FLOORCOVERINGS, INC. CREDIT AGREEMENT DATED AS OF JANUARY 25, 2001, AS AMENDED

Name of Lender:	The Governor Company of The Bank of Ireland

/s/ SORKA KELLY DAVID MCGARRY
	Name:	SORKA KELLY David McGarry
	Title:	AUTHORISED SIGNATORY

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF MAY 1, 2004, TO THE COLLINS & AIKMAN FLOORCOVERINGS, INC. CREDIT AGREEMENT DATED AS OF JANUARY 25, 2001, AS AMENDED

Name of Lender:	Toronto Dominion (New York), Inc.

/s/ Stacey L. Malek
	Name:	Stacey L. Malek
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF MAY 1, 2004, TO THE COLLINS & AIKMAN FLOORCOVERINGS, INC. CREDIT AGREEMENT DATED AS OF JANUARY 25, 2001, AS AMENDED

Name of Lender:	Wachovia Bank, National Association

/s/ Mark S. Supple
	Name:	Mark S. Supple
	Title:	Vice President

Schedule I

SUBSIDIARY GUARANTORS

CAF Extrusion, Inc., a Delaware corporation.

Monterey Carpets, Inc., a Delaware corporation.

Monterey Color Systems, Inc., a California corporation.